UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

NRG ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! NRG ENERGY, INC. 2022 Annual Meeting Vote by April 27, 2022 11:59 PM ETNRG ENERGY, INC. C/O OFFICE OF GENERAL COUNSEL 804 CARNEGIE CENTER PRINCETON, NJ 08540-6213D70268-P67361You invested in NRG ENERGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 28, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 14, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.com Control #Smartphone users Point your camera here and vote without entering a control numberVirtually at:Vote Virtually at the Meeting* April 28, 2022 9:00 AM ETwww.virtualshareholdermeeting.com/NRG2022*Please check the meeting materials for any special requirements for meeting attendance.V1.1

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.Voting Items 1. Election of Directors Nominees: 1a. E. Spencer Abraham 1b. Antonio Carrillo 1c. Matthew Carter, Jr. 1d. Lawrence S. Coben 1e. Heather Cox 1f. Elisabeth B. Donohue 1g. Mauricio Gutierrez 1h. Paul W. Hobby 1i. Alexandra Pruner 1j. Anne C. Schaumburg 1k. Thomas H. Weidemeyer 2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. 3. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2022. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Board RecommendsFor For For For For For For For For For For For ForPrefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.D70269-P67361